                    T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                    INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                    T. ROWE PRICE INTERNATIONAL SERIES, INC.
                  T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

                               POWER OF ATTORNEY

     RESOLVED, that each of the above listed Corporations (collectively the "Corporations" and individually the "Corporation") and each of its directors do hereby constitute and authorize, M. David Testa, Joel H. Goldberg, and Henry H. Hopkins, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Corporation, to be offered by the Corporation, and the registration of the Corporation under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Corporation on its behalf, and to sign the names of each of such directors and officers on his behalf as such director or officer to any (i) Registration Statement on Form N-1A of the Corporation filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended; (ii) Registration Statement on Form N-1A of the Corporation under the Investment Company Act of 1940, as amended; (iii) amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes of the Corporation) to said Registration Statement; and (iv) instruments or documents filed or to be filed as a part of or in connection with such Registration Statement, including Articles Supplementary, Articles of Amendment, and other instruments with respect to the Articles of Incorporation of the Corporation.

     IN WITNESS WHEREOF, the Corporations have caused these presents to be signed and the same attested by their Secretary, each thereunto duly authorized by their Board of Directors, and each of the undersigned has hereunto set his hand and seal as of the day set opposite his name.



                                    T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.



                                    By:____________________________________
                                       MARTIN G. WADE, Director

                                 T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                                 INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                                 T. ROWE PRICE INTERNATIONAL SERIES, INC.


                                    By:____________________________________
                                       MARTIN G. WADE,
                                       Chairman of the Board
                                       (Principal Executive Officer)


April 25, 2001

Attest:


______________________________
Patricia B. Lippert, Secretary

                             (Signatures Continued)
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____________________________        Treasurer (Principal Financial Officer)
April 25, 2001
Joseph A. Carrier


____________________________        Director      April 25, 2001
Anthony W. Deering


____________________________        Director      April 25, 2001
Donald W. Dick, Jr.


____________________________        Director      April 25, 2001
Paul M. Wythes


T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.



____________________________        President     April 25, 2001
Richard T. Whitney
























                             (Signatures Continued)

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                            M. DAVID TESTA, Director

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.





                  M. DAVID TESTA, Vice President and Director

INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INTERNATIONAL SERIES, INC.





____________________________                      April 25, 2001
M. David Testa

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